PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Property and equipment

Property and equipment consist of the following:

	December 31,	December 31,
	2020	2019
Building	$4,322,359	$2,162,449
Electronic devices	174,185	175,249
Office equipment, fixtures and furniture	73,147	43,914
Vehicle	232,269	216,179
Subtotal	4,801,960	2,597,791
Less: accumulated depreciation and amortization	(543,839)	(272,968)
Total	$4,258,121	$2,324,823